UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 29, 2009 (Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)
California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Energy Efficiency Incentive Ratemaking Mechanism

On February 4, 2009, the California Public Utilities Commission (CPUC) published its final order, approved on January 29, 2009, to begin a new rulemaking proceeding to review and modify the CPUC’s existing energy efficiency incentive ratemaking mechanism applicable to Pacific Gas and Electric Company (Utility) and the other two California investor-owned utilities. The CPUC ruled that the utilities’ remaining 2006-2008 interim claims will be determined in the new proceeding rather than being assessed based on the CPUC Energy Division’s draft verification report of the utilities’ 2006-2007 interim claims (which was to have been issued by resolution by January 15, 2009).  The utilities must file their reports of their 2008 energy efficiency activities and costs by February 28, 2009.

The CPUC stated that it is necessary to consider a more transparent, more streamlined and less controversial incentive ratemaking mechanism and that accomplishing this may require making small but significant changes to the existing mechanism, or may require wholesale adoption of a new incentive mechanism.  The CPUC stated that it intends to develop a new framework for the interim review of 2008 energy efficiency activities and the final review of 2006 through 2008 energy efficiency activities in a timeframe consistent with interim payments for 2008 no later than December 2009, and any final payments for 2006 through 2008 no later than December 2010.  The CPUC also intends to develop a long-term framework for energy efficiency activities in 2009 and beyond.

On February 2, 2009, The Utility Reform Network and the CPUC’s Division of Ratepayer Advocates filed an application for rehearing of the CPUC’s December 18, 2008 decision approving interim incentive awards for the utilities.  Among other arguments, they claim that the CPUC was not justified in modifying the incentive mechanism process by using unverified claims as a basis for awarding incentive earnings and that the impact of the delay in issuing the verification report was not sufficient to justify a modification to the CPUC's established process. Responses to the application for rehearing are due February 17, 2009.  PG&E Corporation and the Utility do not believe that the application for rehearing will affect the Utility’s award of $41.5 million in interim shareholder incentive revenues that was approved by the CPUC on December 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: February 5, 2009	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: February 5, 2009	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary